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                                                                  EXHIBIT 10.10

                                AMENDMENT NO. 1999-1
                                        TO
                                DAMES & MOORE GROUP

                             DEFERRED COMPENSATION PLAN


          Dames & Moore Group, a Delaware corporation (the "Company"), pursuant to the power granted to it by Section 11.2 of the Dames & Moore Deferred Compensation Plan (the "Plan"), hereby amends the Plan, by the action of its board of directors, as follows, effective as of May 1, 1999:


1. Section 3.9(c)(2) is amended by deleting the last sentence which states as follows:

     "Each such action will take effect as of the first day of the Plan Year that follows by thirty (30) days the day on which the Committee gives Participants advance written notice of such change."



     The Company has caused this Amendment to be signed by its duly authorized officer as of the date written below.


                        Dames & Moore Group, a Delaware Corporation


                        By:   GEORGE LEAL
                             ------------------------------------------------

                        Its:  CHAIRMAN OF THE DEFERRED COMPENSATION COMMITTEE
                             ------------------------------------------------

                        Date: JUNE 2, 1999
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